UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 28, 2009
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1

Item 8.01. Other Events.
     Valeant Pharmaceuticals International (the “Company”) is filing this Current Report on Form 8-K to reflect certain accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (the “SEC”) on March 2, 2009. The information in this Form 8-K is not an amendment to or restatement of the Company’s 2008 Form 10-K.
     Effective January 1, 2009, the Company adopted Financial Accounting Standards Board Staff Position (“FSP”) No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which applies to convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 requires bifurcation of a component of the debt instruments, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as interest expense. FSP APB 14-1 also requires retrospective application and early adoption was not permitted. FSP APB 14-1 applies to the Company’s 3.0% Convertible Subordinated Notes due in 2010 and the 4.0 % Convertible Subordinated Notes due in 2013. The retrospective adoption of FSP APB 14-1 affects the Company’s financial information for the years 2004 through 2008, as reflected in Exhibit 99.1 to this Current Report on Form 8-K.
     Effective January 1, 2009, the Company adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as a separate component of equity in the consolidated financial statements. In addition, SFAS 160 changes the way the consolidated statement of operations is presented and requires consolidated net income to be reported at amounts that include the amount attributable to both the Company and the noncontrolling interest. The adoption of SFAS 160 affects the Company’s financial information for the years 2004 through 2008, as reflected in Exhibit 99.1 to this Current Report on Form 8-K.
     During the first quarter of 2009, the Company detected an immaterial accounting error related to the reversal of the valuation allowance on deferred income tax assets. The correction of this error has been reflected retrospectively in the Company’s financial information for the fourth quarter of 2008, as shown in Exhibit 99.1 to this Current Report on Form 8-K. In addition, in the first quarter of 2009, the Company realigned its segment data for alliance revenue to include alliance revenue other than ribavirin royalties in the specialty pharmaceutical segment, the effects of which have been reflected retrospectively in the Company’s financial information for 2008 and 2007, as shown in Exhibit 99.1 to this Current Report on Form 8-K.
     Neither this Current Report on Form 8-K nor Exhibit 99.1 hereto reflect any events occurring after March 2, 2009 or modify or update the disclosures in the Company’s 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the Company’s retrospective application of both FSP APB 14-1 and SFAS 160 and the correction of the immaterial error and change in segments. Accordingly, the Company has amended disclosures, to the extent relevant, only in the following items of the Company’s 2008 Form 10-K:
•	Part II, Item 6 — Selected Financial Data

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk

•	Part II, Item 8 — Financial Statements and Supplementary Data

•	Schedule II — Valuation and Qualifying Accounts and Reserves
     Therefore, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Company’s 2008 Form 10-K, including the Company’s Quarterly Report on Form 10-Q filed on May 7, 2009.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm.

99.1	Revised Part II, Item 6 - Selected Financial Data; Revised Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk; Revised Part II, Item 8 - Financial Statements and Supplementary Data; Revised Schedule II — Valuation and Qualifying Accounts and Reserves.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: May 28, 2009	By:	/s/ PETER J. BLOTT
Peter J. Blott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm.

99.1	Revised Part II, Item 6 - Selected Financial Data; Revised Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk; Revised Part II, Item 8 - Financial Statements and Supplementary Data; Revised Schedule II — Valuation and Qualifying Accounts and Reserves.

5